UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2008

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended Current Report on Form 8-K/A is being filed to provide the required interim consolidated financial statements of Union Bankshares Company and the pro forma financial information omitted from the Current Report on Form 8-K filed by Camden National Corporation on January 3, 2008 (the “Initial Form 8-K”).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

1.	The consolidated financial statements of Union Bankshares Company for the years ended December 31, 2006, 2005 and 2004 contained in the registration statement on Form S-4 filed with the Securities and Exchange Commission by Camden National Corporation on September 21, 2007 are incorporated herein by reference. As reflected by paragraph (a) of Item 9.01 of the Initial Form 8-K, the attached financial information was omitted from the disclosure contained in the Initial Form 8-K. Attached hereto as Exhibit 99.1 and incorporated herein by reference are the required interim consolidated financial statements of Union Bankshares Company at and for the nine months ended September 30, 2007.

(b) Pro Forma Financial Information

1.	As reflected by paragraph (b) of Item 9.01 of the Initial Form 8-K, the attached financial information was omitted from the disclosure contained in the Initial Form 8-K. Attached hereto as Exhibit 99.2 and incorporated herein by reference is the required pro forma financial information of Camden National Corporation and Union Bankshares Company as of and for the nine months ended September 30, 2007, and as of and for the year ended December 31, 2006.

(d) The following exhibits are filed with this Report:

Exhibit No.	Description
23	Consent from Berry, Dunn, McNeil & Parker

99.1	Interim unaudited consolidated financial statements of Union Bankshares Company as of and for the nine months ended September 30, 2007.

99.2	Pro forma unaudited financial information of Camden National Corporation and Union Bankshares Company as of and for the nine months ended September 30, 2007, and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ Sean G. Daly	Date: March 14, 2008
Sean G. Daly
Chief Financial Officer and Principal Financial & Accounting Officer